As filed with the Securities and Exchange Commission on February 8, 2016.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22727

The Cushing MLP Infrastructure Fund I
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX 75225
(Name and address of agent for service)

214-692-6334
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2015

Date of reporting period:  November 30, 2015

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE FUND I

ANNUAL REPORT

November 30, 2015

(INCLUDING THE FINANCIAL STATEMENTS AND
REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF
THE CUSHING® MLP INFRASTRUCTURE MASTER FUND)

The Cushing® MLP Infrastructure Fund I
MASTER INDEX

Section

The Cushing® MLP Infrastructure Fund I	I
Financial Statements and Report of the Independent Registered Public
Accounting Firm as of November 30, 2015 and for the year then ended

The Cushing® MLP Infrastructure Master Fund	II
Financial Statements and Report of the Independent Registered Public
Accounting Firm as of November 30, 2015 and for the period then ended

The Cushing® MLP Infrastructure Fund I
TABLE OF CONTENTS

The Cushing® MLP Infrastructure Fund I
UNITHOLDER LETTER

Dear Fellow Unitholder,

For the twelve month fiscal period ended November 30, 2015 (the “period”), the midstream energy space meaningfully underperformed the broader market. For the period, the Cushing® MLP Infrastructure Fund I delivered a –29.8% total return, versus a total return of +2.75% for the S&P 500 Index. As measured by the Alerian MLP Index (Total Return) (AMZ), the performance of master limited partnerships (MLPs) declined –34.03% for the period. To put that into greater perspective, on a price performance basis as of November 30, 2015, the AMZ declined an astounding –44% since the peak in August of 2014, nearing the –55% peak-to-trough decline in 2008 due to the global financial crisis.

We believe there were several negative catalysts affecting the market for MLPs working in unison during the period. First, crude oil traded down to multi-year lows, which was an obvious headwind for the energy sector, including MLPs (as of November 30, 2015, the price of crude oil was ~$42/bbl). Continued weakness in natural gas prices did not help matters either, with natural gas prices ending the period near $2/mmbtu. In addition to weak commodity prices, technical factors such as forced selling from closed-end funds due to leverage levels as well as retail fund outflows exacerbated fundamental worries. Finally, credit and distribution reduction concerns all contributed to extreme weakness and volatility in the midstream MLP space.

Unfortunately, we believe the weakness and volatility in the capital markets lead to fundamental problems for many MLPs that have little to no direct commodity exposure, which in turn drove a negative feedback loop. For clarification, capital markets are of critical importance to MLPs, as these businesses are typically externally funded investment vehicles. In other words, the majority of cash flows earned from legacy assets are returned to unitholders in the form of distributions. Therefore, funding requirements for capital expenditures on growth projects are typically externally funded via the debt and equity capital markets. Even in a scenario where the underlying fundamentals of a business remain healthy, a “freezing” of the capital markets, and/or significantly higher debt and equity costs, can quickly lead to fundamental problems.

As an illustrative example, in a normal capital market environment (assuming reasonable debt costs and equity yields), MLPs traditionally have pursued attractive organic projects at reasonable cost multiples. These projects can be incredibly attractive and generate significant distributable cash flow growth for the future. However, these same projects can become modestly accretive to neutral when an MLP’s equity yield balloons north of 10% (due to the reduced market price of the company’s equity), and actually can become dilutive if the equity yield climbs higher than that (as we’ve seen in select cases). Consequently, growth opportunities would be diminished and valuations could deteriorate further. Again, this illustrative example assumes an MLP has to externally fund the capital for the project (i.e. not funding the project via internally generated cash flow).

As of the end of the period, the midstream MLP space as a whole was trading at deeply discounted valuations, regardless of the metric. Price to distributable cash flow (P/DCF) multiples, a common valuation tool for MLPs, and yield spreads were near levels experienced in late 2008, the darkest days of the great financial crisis. The vast majority of large cap MLPs were yielding 10-15%, levels we believe indicate the expectation for distribution cuts. In contrast, several management teams have reiterated the security of their current distribution rates, even in today’s depressed market environment.

Turning to the Fund’s performance for the period and relative to the AMZ, the Fund incrementally benefitted (i.e. lost less relatively) from maintaining zero exposure to holdings in several of the worst performing subsectors in the AMZ, including the Upstream, Shipping, Propane and Coal subsectors. Unfortunately, there were no subsectors with a positive contribution to the Fund’s performance during the period.

The Fund was most negatively impacted by the performance of holdings in the Large Cap Diversified, Crude Oil & Refined Products and Natural Gas Gatherers & Processors subsectors. Performance for holdings in the Crude Oil & Refined Products subsector was primarily negatively impacted by capital market weakness and concerns regarding the availability and costs of financing future growth capital expenditures. Additionally, this subsector represented the largest average weight for the Fund as well as the largest overweight subsector versus the AMZ during the period. For the Large Cap Diversified and Natural Gas Gatherers & Processors subsectors, the Fund maintained average weights for each subsector that were equal to or less than the AMZ. Performance for holdings in the Natural Gas Gatherers & Processors subsector was particularly negatively impacted by the deteriorating commodity price environment.

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On a stock specific basis, there were no positive contributors to the Fund’s performance during the period. The top three contributors to the Fund’s absolute performance (i.e. minimal negative contribution) during the reporting period were: 1) Shell Midstream Partners, LP (NYSE: SHLX); 2) Phillips 66 Partners, LP (NYSE: PSXP); and 3) Tesoro Logistics, LP (NYSE: TLLP). All three holdings are Crude Oil & Refined Products MLPs, and more specifically, all three are considered to be “drop down MLPs.” Put simply, drop-down MLPs (including the three mentioned here) have minimal to no commodity exposure and are supported by a “parent” company with a large inventory of fee-based assets the parent company plans to sell, or “drop-down,” to the underlying MLP. We anticipate additional opportunities for these drop-down transactions to drive fee-based, predictable and top-tier distribution at the underlying MLP.

The bottom three contributors to absolute performance during the reporting period, in order of the most negative performance to the least negative performance, were: 1) Plains All American Pipeline, LP (NYSE: PAA), a Large Cap Diversified MLP; 2) Sunoco Logistics Partners, LP (NYSE: SXL) a Crude Oil & Refined Products MLP; and 3) Kinder Morgan Inc. (NYSE: KMI), a Large Cap Diversified midstream company. All three of these detractors to Fund performance had negative absolute performance driven primarily by the deteriorating commodity price environment. Plains All American Pipeline was negatively impacted from lowered guidance revisions arising from the decline in crude oil prices and increased competition on its legacy asset base, leading to compressed margins and lowered utilization. Sunoco Logistics Partners was negatively impacted by capital market weakness and concerns regarding the availability and costs of financing its sizeable capital expenditure backlog for 2015 and 2016. Kinder Morgan Inc. was negatively impacted by credit concerns, which culminated in its decision to cut its distribution rate by 75% in order to preserve capital for growth projects and defend its investment grade credit rating, while maintaining financial flexibility.

During the reporting period, the Fund’s largest purchases included Genesis Energy LP (NYSE: GEL), a Crude Oil & Refined Products MLP, and Columbia Pipeline Partners LP (NYSE: CPPL), a Natural Gas Transportation & Storage MLP. The Fund purchased both securities due to their attractive yields with perceived distribution growth potential in a low crude oil price environment. The Fund also used the weakness in Plains All American Pipeline LP and Sunoco Logistics Partners LP, both bottom three contributors for the period, to add exposure to these names. During the reporting period, the Fund’s largest sales included EnLink Midstream Partners LP (NYSE: ENLK), a Natural Gas Gatherers & Processor MLP, and Enable Midstream Partners LP (NYSE: ENBL), also a Natural Gas Gatherers & Processor MLP. Both MLPs were negatively impacted by the deteriorating commodity price environment. Due to the pending acquisition of Williams Companies, Inc. (NYSE: WMB) by Energy Transfer Equity, LP (NYSE: ETE), the Fund also decreased its position in Williams Companies in order to reduce the combined exposure to the pro forma merged entity.

From a subsector exposure level, the Fund increased subsector weightings in Crude Oil & Refined Products and Large Cap Diversified MLPs during the period. The Fund reduced exposure to the Natural Gas Gatherers & Processors subsector. At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Crude Oil & Refined Products; 2) Large Cap Diversified; and 3) Natural Gas Transportation & Storage.

We believe the end of the 2015 calendar year will bring an end to several non-fundamental factors impacting the MLP market, such as tax loss harvesting and forced closed-end fund selling (i.e. year-end redemptions will likely be complete). Furthermore, January is historically an MLP distribution-paying month, and we believe short sellers in the space will be incrementally disposed to covering ahead of these expensive ex-dates (now significantly more expensive).

We believe a sustained rally in prices for MLPs in 2016 and beyond will largely be dependent upon crude oil prices. While we believe crude oil prices will continue to face near-term headwinds (e.g. high inventory levels, relatively stable production volumes, etc.), we are incrementally more positive on the prospects for a recovery in the second half of 2016.

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Crude oil production is a cyclical industry and we are monitoring for signs that the balance between supply and demand is being restored. We are seeing encouraging signs on demand growth, and capital spending by E&P companies continues to be aggressively curtailed. Generally speaking, we believe $40 per barrel oil prices (or lower) are uneconomical across the globe. A stabilization of crude oil around $50-$60 per barrel would heal a lot of wounds in the energy sector.

Just as important, we believe a stabilization in crude oil prices will bring investor confidence back into the asset class. Referring back to the “negative feedback loop” mentioned above, many midstream MLPs continue to have little to no direct exposure to crude oil prices; however, negative energy sentiment has damaged their ability to access reasonably priced capital, which lead to the fundamental problems described above.

In summary, we remain confident in our belief that the longer term outlook for the midstream MLP asset class is positive, but we acknowledge that volatility is likely to continue in the near term. There are select areas of production that are less economical to produce and could ultimately result in a decline in the flow of existing volumes, but we remain confident that North American shale basins will be developed over time, albeit at a reduced pace than previously assumed. While expected volume growth, cap-ex spending, and distribution growth have moderated for at least 2016, we believe the midstream business model for the broad group (largely based on fee-based, multi-year contracts) will prove again to be resilient, and we do not foresee distribution cuts for the vast majority of midstream MLPs. Almost all valuation metrics are significantly below long-term historical averages and sit at levels we find incredibly compelling. We will not claim that valuations alone will act as the catalyst to get the group moving higher; however, we do believe MLPs have well overshot to the downside, and investors will be ultimately rewarded.

We truly appreciate your support, and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of the 50 most prominent energy master limited partnerships. Neither index includes fees or expenses. It is not possible to invest directly in an index.

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Investment Objective And Principal Investment Policies

The Fund’s investment objective is to provide a high level of after-tax total return, with an emphasis on current distributions, to common unitholders.

The Fund is a “feeder” fund within a “master-feeder” structure and pursues its investment objective by investing all or substantially all of its investable assets in The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), which has the same investment objective as the Fund. We refer to the Fund’s investments through the Master Fund as investments by the “Fund” or the “Funds” in order to make the investment program easier to understand.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, in master limited partnerships (“MLPs”). The Fund’s MLP investments will consist primarily of publicly traded securities of MLPs and their affiliates, including securities of entities holding primarily general partner or managing member interests in MLPs.

The Fund seeks to achieve its investment objective through investments in publicly traded MLPs that, in the Adviser’s view, are most attractive. The Fund will focus primarily on “midstream” MLPs, whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity.

The Fund will, under normal market conditions, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of infrastructure MLPs and MLP Affiliates or companies operating in the infrastructure sector. “MLP Affiliates” are affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund considers an MLP to be an infrastructure MLP if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resources-based activities. The infrastructure MLPs in which the Fund seeks to invest typically derive the vast majority of their revenues from and commit the vast majority of their assets to owning and operating assets utilized in connection with the exploration, development, mining, production, processing, refining, transportation and storage of crude oil, natural gas, natural gas liquids, refined products, coal, electricity or other energy commodities.

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The Cushing® MLP Infrastructure Fund I
STATEMENT OF ASSETS & LIABILITIES

November 30, 2015
Assets
Investment in The Cushing MLP Infrastructure Master Fund	$31,248,439
Short-term investments	176,045
Cash	246,499
Receivable from Adviser, net	11,297
Other assets	4,664
Total assets	31,686,944

Liabilities
Subscriptions received in advance	258,333
Accrued expenses	33,143
Total liabilities	291,476
Net assets	$31,395,468

Net Assets Consisting of
Additional paid-in capital	$24,991,059
Accumulated net investment income	2,597,063
Accumulated realized gain	5,242,902
Net unrealized depreciation on investments	(1,435,556)
Net assets	$31,395,468

Net Asset Value, 42,057.07 units outstanding	$746.50

See Accompanying Notes to the Financial Statements.

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The Cushing® MLP Infrastructure Fund I
STATEMENT OF OPERATIONS

Year Ended November 30, 2015
Investment Income and Expenses Allocated from The Cushing MLP Infrastructure Master Fund
Distributions and dividends received	$920,217
Less: return of capital on distributions	(853,977)
Distribution and dividend income	66,240
Interest income	225
Management fees	(136,648)
Professional fees	(109,262)
Administrator fees	(22,926)
Organizational costs	(20,150)
Trustees’ fees	(17,985)
Fund accounting fees	(14,110)
Custodian fees and expenses	(4,375)
Registration fees	(2,746)
Expense reimbursement by Adviser, net	134,081
Total Net Investment Loss Allocated from The Cushing MLP Infrastructure Master Fund	(127,656)
Fund Investment Income
Distributions and dividends received	816,665
Less: return of capital on distributions	(770,615)
Distribution and dividend income	46,050
Interest income	537
Total Fund Investment Income	46,587
Fund Expenses
Management fees	209,703
Professional fees	83,267
Administrator fees	49,826
Fund accounting fees	19,795
Trustees’ fees	19,374
Transfer agent fees	6,636
Registration fees	6,039
Custodian fees and expenses	5,232
Other expenses	12,727
Total Fund Expenses	412,599
Less: expense reimbursement by Adviser, net	(101,935)
Net Fund Expenses	310,664
Net Investment Loss	(391,733)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	35,580
Net realized loss allocated from The Cushing MLP Infrastructure Master Fund	(951,770)
Net change in unrealized depreciation of investments	(2,887,004)
Net change in unrealized depreciation of investments allocated from
The Cushing MLP Infrastructure Master Fund	(8,035,020)
Net Realized and Unrealized Loss on Investments	(11,838,214)
Decrease in Net Assets Resulting from Operations	$(12,229,947)

See Accompanying Notes to the Financial Statements.

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The Cushing® MLP Infrastructure Fund I
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$(391,733)	$942,137
Net realized gain (loss)	(916,190)	3,723,458
Net change in unrealized appreciation (depreciation)	(10,922,024)	3,260,913
Net increase (decrease) in net assets resulting from operations	(12,229,947)	7,926,508
Dividends and Distributions to Common Unitholders
Net investment income	—	—
Return of capital	(1,629,959)	(1,374,623)
Total dividends and distributions to common unitholders	(1,629,959)	(1,374,623)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	9,278,701	2,921,991
Distribution reinvestments	593,754	519,100
Payments for redemptions	(449,381)	(2,167,138)
Net increase in net assets from capital share transactions	9,423,074	1,273,953
Total increase (decrease) in net assets	(4,436,832)	7,825,838
Net Assets
Beginning of year	35,832,300	28,006,462
End of year	$31,395,468	$35,832,300
Accumulated net investment income at the end of the year	$2,597,063	$2,988,796

See Accompanying Notes to the Financial Statements.

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The Cushing® MLP Infrastructure Fund I
STATEMENT OF CASH FLOWS

Year Ended November 30, 2015
OPERATING ACTIVITIES

Decrease in Net Assets Resulting from Operations	$(12,229,947)
Adjustments to reconcile decrease in net assets resulting from operations to net cash used in operating activities
Net realized gain on investments	(35,580)
Net realized loss allocated from The Cushing MLP Infrastructure Master Fund	951,770
Net change in unrealized depreciation of investments	2,887,004
Net change in unrealized depreciation of investments allocated from The Cushing MLP Infrastructure Master Fund	8,035,020
Return of capital on distributions	770,615
Net investment loss allocated from The Cushing MLP Infrastructure Master Fund	127,656
Purchases of investments in securities	(6,746,522)
Proceeds from sales of investments in securities	4,028,162
Purchases of investment in The Cushing MLP Infrastructure Master Fund	(6,728,477)
Net proceeds from sales of short-term investments	963,865
Changes in operating assets and liabilities
Other assets	253,082
Receivable from Adviser	(11,297)
Payable to Adviser, net of waiver	(25,033)
Accrued expenses	(45,268)
Net cash used in operating activities	(7,804,950)
FINANCING ACTIVITIES
Proceeds from issuance of units including subscriptions received in advance	9,387,034
Payments for redemptions of units	(449,381)
Distributions paid	(1,036,205)
Net cash provided by financing activities	7,901,448
INCREASE IN CASH	96,498

CASH:
Beginning of year	150,001
End of year	$246,499

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$593,754
Contribution of securities into The Cushing MLP Infrastructure Master Fund	$33,634,408

See Accompanying Notes to the Financial Statements.

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The Cushing® MLP Infrastructure Fund I
FINANCIAL HIGHLIGHTS

	Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Unit Data (1)
Net Asset Value, beginning of year	$1,132.69		$927.42	$723.54	$662.02	$619.78
Income from Investment Operations:
Net investment income	(11.20)		29.82	28.01	28.29	29.24
Net realized and unrealized gain on investments	(325.83)		219.07	214.92	69.18	43.66
Total increase from investment operations	(337.03)		248.89	242.93	97.47	72.90
Less Distributions:
Net investment income	—		—	—	—	—
Return of capital	(49.16)		(43.62)	(39.05)	(35.95)	(30.66)
Total distributions to common stockholders	(49.16)		(43.62)	(39.05)	(35.95)	(30.66)
Net Asset Value, end of year	$746.50		$1,132.69	$927.42	$723.54	$662.02

Total Investment Return (2)	(29.8)%		26.8%	33.6%	14.7%	12.0%
Supplemental Data and Ratios
Net assets, end of year	$31,395,468		$35,832,300	$28,006,462	$19,111,852	$12,137,783

Ratio of expenses to average net assets before waiver	2.2%		1.5%	1.9%	1.8%	1.6%

Ratio of expenses to average net assets after waiver	1.5%		1.5%	1.5%	1.2%	1.0%

Ratio of net investment income (loss) to average net assets before waiver	(1.9)%		2.7%	2.8%	3.4%	4.0%

Ratio of net investment income (loss) to average net assets after waiver	(1.2)%		2.7%	3.2%	4.0%	4.6%
Portfolio turnover rate	11.76	%(3)	26.02%	36.69%	122.64%	129.02%

(1)	Information presented relates to a unit outstanding for the entire year.
(2)	Individual returns and ratios may vary based on the timing of capital transactions.
(3)	Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to The Cushing MLP Infrastructure Master Fund.

See Accompanying Notes to the Financial Statements.

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The Cushing® MLP Infrastructure Fund I
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

1.     Organization
The Cushing® MLP Infrastructure Fund I (the “Fund”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated January 15, 2010 (the “Declaration of Trust”).  The Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.

Effective as of July 1, 2015, the Fund converted to a “master/feeder” structure by contributing substantially all of its investable assets less cash retained by the Fund (the “Transferred Assets”) to The Cushing® MLP Infrastructure Master Fund (the “Master Fund”) in exchange for Master Fund units with an aggregate net asset value equal to the aggregate value of the Transferred Assets.  The Fund pursues its investment objective by investing all or substantially all of its investable assets in the Master Fund.  The Master Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 and has the same investment objective as the Fund.  The Fund and Master Fund are managed by Cushing® Asset Management, LP (the “Adviser”).

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.  The Fund owns 99.87% of the Master Fund as of November 30, 2015.

2.     Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time.  The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)           The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”).  Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior trading day may be used.

(ii)           The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of November 30, 2015. Valuation of securities and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

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D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis.  Distributions and dividends (collectively referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, the Fund uses return of capital and income estimates to determine the dividend income received from MLP Distributions. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2015, the Fund has estimated approximately 94% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.  The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses.  In addition, the Fund incurs and accrues its own expenses.

E.  Valuation of Investment in Master Fund
The Fund records its investment in the Master Fund at its proportionate share of net assets. Valuation of investments held by the Master Fund, including, but not limited to, the valuation techniques used and categorization within the fair value hierarchy of investments are discussed in the notes to the Master Fund financial statements included elsewhere in this report.

F.  Distributions to Unitholders
Distributions to unitholders are recorded on the ex-dividend date.  The character of Distributions to unitholders are comprised of 100 percent return of capital.

G. Federal Income Taxation
The Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2015.  The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

H. Cash Flow Information
The Fund makes Distributions from investments, which include the amount received as cash Distributions from MLPs, common stock dividends and the Master Fund.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

I.  Indemnifications
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

11

3.     Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Fund seeks to achieve its investment objective by investing, under normal market conditions, in the Master Fund, which invests in MLPs.

In the normal course of business, substantially all of the Fund and Master Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A.  The Fund and Master Fund are subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial conditions of such brokers.

4.     Agreements and Related Party Transactions
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Fund pays the Adviser a management fee, payable monthly in arrears, equal to 0.083% (1.0% per annum) of the net assets of the Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Fund.  Effective as of July 1, 2015, due to the conversion to a master/feeder structure, the Fund no longer directly pays the Advisor a fee.  Under the terms of the Agreement, the Master Fund pays the Adviser a management fee, payable monthly in arrears, equal to 0.083% (1.0% per annum) of the net assets of the Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Fund and the Master Fund.    The Fund does, however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory fee paid to the Adviser by the Master Fund.

The Adviser agreed to waive a portion of its management fee and reimburse Fund and Master Fund expenses such that Fund and Master Fund operating expenses would not exceed 1.50% of the respective fund’s net assets through September 1, 2016.  For the fiscal year ended November 30, 2015, the Adviser earned $209,703 in management fees from the Fund and waived fees and reimbursed Fund expenses in the amount of $101,935.  For the fiscal period ended November 30, 2015, the Adviser earned $136,761 in management fees from the Master Fund and waived fees and reimbursed Master Fund expenses in the amount of $134,201.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recovery by year of expiration.  The Adviser’s waived fees and reimbursed expenses that are subject to potential recovery are as follows:

Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Expiration Date
November 30, 2013	$107,752	$—	$107,752	November 30, 2016
November 30, 2014	21,221	—	21,221	November 30, 2017
November 30, 2015	101,935	—	101,935	November 30, 2018
	$230,908	$—	$230,908

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator, fund accountant and transfer agent.  For the period from December 1, 2014 through June 30, 2015, the Fund paid the administrator a monthly fee computed at an annual rate of 0.07% of the first $100 million of the Fund’s net assets, 0.04% on the next $200 million of net assets and 0.04% on the balance of the Fund’s net assets above $300 million, with a minimum annual fee of $45,000.  The Fund entered into an amended agreement due to the master/feeder structure change.  Under the amended agreement, effective July 1, 2015, the Fund pays the administrator a monthly fee computed at an annual rate of 0.035% of the first $50 million of the Fund’s net assets, 0.020% on the next $100 million of net assets and 0.010% on the balance of the Fund’s net assets above $150 million, with a minimum annual fee of $30,000.

U.S. Bank, N.A. serves as the Fund’s custodian.  For the period from December 1, 2014 through June 30, 2015, the Fund paid the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.  The Fund entered into an amended agreement due to the master/feeder structure change.  Under the amended agreement, effective July 1, 2015, there is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

12

Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., serves as the Fund’s distributor.

Certain unitholders are affiliated with the Fund.  The aggregate value of the affiliated unitholders’ share of net assets as of November 30, 2015 was approximately $494,500.

5.     Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of November 30, 2015, short-term investments valued at $176,045 were classified as Level 1 in the fair value hierarchy.  The Fund invests substantially all of its assets in the Master Fund.

During the fiscal year ended November 30, 2015, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.     Investment Transactions
For the year ended November 30, 2015, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $6,747,061 and $4,028,162 (excluding short-term securities), respectively.

On July 1, 2015, the Fund purchased shares of the Master Fund through an in-kind transfer of securities.  The securities were transferred at their current value on the transaction date.  The securities were valued at $33,634,408 on July 1, 2015.

7.     Unit Transactions
Units of beneficial interest (“Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum.  The Fund generally offers Units on the first business day of each month.  As of November 30, 2015, the Fund had 42,057.07 Units outstanding.

The Fund generally intends to pay Distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees.  Unless a unitholder elects otherwise, Distributions, if any, will be automatically reinvested in additional Units in the Fund.  For the fiscal year ended November 30, 2015, the Fund issued 574.29 units through its dividend reinvestment plan.

8.     Subsequent Events
The financial statements were approved by the Board of Trustees and available for issuance on January 29, 2016.  Subsequent events have been evaluated through this date.

From December 1, 2015 through January 29, 2016, the Fund accepted additional subscriptions of $1,893,666 and accepted redemptions of approximately $56,000.  On January 13, 2016, the Fund commenced a tender offer to repurchase up to 40% of the Fund’s outstanding units as of January 31, 2016.

On December 3, 2015, the Fund issued 219.04 units through its dividend reinvestment plan.

13

Report of Independent Registered Public Accounting Firm

To the Unitholders and Board of Trustees of
The Cushing®MLP Infrastructure Fund I :

We have audited the accompanying statement of assets and liabilities, of The Cushing® MLP Infrastructure Fund I (the “Fund”) as of November30, 2015, the related statements of operations and cash flows for the year then ended, and the changes in net assets and financial highlights for the years ended November 30, 2015 and 2014. The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit. The accompanying financial highlights for the three years ended November30, 2013, November 30, 2012, and November30, 2011 were audited by prior auditors whose report thereon dated January 27, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing® MLP Infrastructure Fund I, as of November 30, 2015, the results of its operations and cash flows for the year then ended, and changes in net assets and financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas
January 29, 2016

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The Cushing® MLP Infrastructure Fund I
ADDITIONAL INFORMATION (Unaudited)
November 30, 2015

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.  The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. During the fiscal year ended November 30, 2015, the aggregate compensation paid by the Fund to each independent trustee was $6,647.  The Fund did not pay any special compensation to any of its trustees or officers.  The Fund continuously monitors standard industry practices and this policy is subject to change.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 is available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.  The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information is only made available from this date forward.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward.  In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

15

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

16

The Cushing® MLP Infrastructure Fund I
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2015

Set forth below is information with respect to each of the Trustees and executive officers of the Fund and Master Fund, including their principal occupations during the past five years. The business address of the Fund and Master Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

				Number of
		Term of		Portfolios in	Other
		Office and	Principal	Fund	Directorships
		Length of	Occupations	Complex(1)	Held by Trustee
Name and	Position(s) Held	Time	During Past	Overseen	During the Past
Year of Birth	with the Trust	Served	Five Years	by Trustee	Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to2002) (investment management company).	6	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(2)	Trustee, Chairman of the Board, President and Chief Executive Officer	Trustee since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	6
E-T Energy Ltd. (2008 - 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)
The “Fund Complex” includes the Fund, Master Fund and each other registered investment company for which the Adviser serves as investment adviser. As of the date hereof, there are six funds, including the Fund and Master Fund, in the Fund Complex.

(2)
Mr. Swank is an “interested person” of the Fund and Master Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

17

Executive Officers

The following provides information regarding the executive officers of the Fund and Master Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Term of Office
Name and	Position(s) Held	and Length of
Year of Birth	with the Trust	Time Served	Principal Occupations During Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010
Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010
General Counsel and Chief Compliance Officer of the Adviser (2010- present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 -2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	Portfolio manager of the Adviser (2005 – present). Previously, ran a family office.

John M. Musgrave (1982)	Vice President	Officer since 2013	Vice President and Senior Research Analyst of the Adviser (2007 – present). Previously an investment banker at Citigroup (2005 -2007) and a research analyst at UBS Investment Bank (2004 –2005).

18

THE CUSHING® MLP INFRASTRUCTURE MASTER FUND

ANNUAL REPORT

November 30, 2015

The Cushing® MLP Infrastructure Master Fund
TABLE OF CONTENTS

The Cushing® MLP Infrastructure Master Fund
ALLOCATION OF PORTFOLIO ASSETS (1)
November 30, 2015
(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.

*	Master Limited Partnerships and Related Companies
^	Common Stock

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS

	November 30, 2015

	Shares	Fair Value
Common Stock - 4.6%
Large Cap Diversified - 4.6%
United States - 4.6%
Kinder Morgan, Inc.	60,600	$1,428,342

Total Common Stock (Cost $2,194,766)		$1,428,342

Master Limited Partnerships and Related Companies - 90.3%
Crude Oil & Refined Products - 36.3%
United States - 36.3%
Buckeye Partners, L.P.	22,900	$1,550,101
Enbridge Energy Partners, L.P.	26,700	663,495
Genesis Energy, L.P.	41,150	1,619,253
MPLX, L.P.	22,900	983,326
NuStar Energy, L.P.	10,900	436,218
Phillips 66 Partners, L.P.	20,200	1,171,600
Rose Rock Midstream, L.P.	37,100	776,503
Shell Midstream Partners, L.P.	41,450	1,445,361
Sunoco Logistics Partners, L.P.	54,550	1,520,308
Tesoro Logistics, L.P.	24,000	1,198,800
		11,364,965
General Partners - 5.4%
United States - 5.4%
Energy Transfer Equity, L.P.	88,350	1,673,349

Large Cap Diversified - 26.1%
United States - 26.1%
Energy Transfer Partners, L.P.	37,100	1,417,591
Enterprise Products Partners, L.P.	78,000	1,980,420
Magellan Midstream Partners, L.P.	30,450	1,904,038
ONEOK Partners, L.P.	21,800	659,014
Plains All American Pipeline, L.P.	50,150	1,242,717
Williams Partners, L.P.	35,450	972,039
		8,175,819
Natural Gas Gatherers & Processors - 10.8%
United States - 10.8%
MarkWest Energy Partners, L.P.	28,100	1,348,800
Targa Resources Partners, L.P.	36,550	834,802
Western Gas Partners, L.P.	24,650	1,183,693
		3,367,295
Natural Gas Transportation & Storage - 11.7%
United States - 11.7%
Columbia Pipeline Partners, L.P.	69,800	1,049,792
EQT Midstream Partners, L.P.	27,250	1,843,463
TC Pipelines, L.P.	15,800	781,468
		3,674,723

Total Master Limited Partnerships and Related Companies (Cost $28,931,535)		$28,256,151

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS (Continued)

	November 30, 2015

	Shares	Fair Value
Short-Term Investments - Investment Companies - 5.4%
United States - 5.4%
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.02% (1)	340,296	$340,296
Fidelity Government Portfolio Fund - Institutional Class, 0.01% (1)	329,040	329,040
Fidelity Money Market Portfolio - Institutional Class, 0.12% (1)	340,296	340,296
First American Government Obligations Fund - Class Z, 0.07% (1)	340,296	340,296
Invesco STIC Prime Portfolio, 0.08% (1)	340,295	340,295
Total Short-Term Investments (Cost $1,690,223)		$1,690,223

Total Investments - 100.3% (Cost $32,816,524)		$31,374,716
Liabilities in Excess of Other Assets - (0.3)%		(84,341)
Total Net Assets Applicable to Unitholders - 100.0%		$31,290,375

Percentages are stated as a percent of net assets.
(1)	Rate reported is the current yield as of November 30, 2015.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF ASSETS & LIABILITIES

November 30, 2015
Assets
Investments at fair value (cost $32,816,524)	$31,374,716
Receivable from Adviser	31,229
Total assets	31,405,945

Liabilities
Accrued expenses	115,570
Net assets	$31,290,375

Net Assets Consisting of
Additional paid-in capital	$40,412,885
Accumulated net investment loss	(127,766)
Accumulated realized loss	(953,472)
Net unrealized depreciation on investments	(8,041,272)
Net assets	$31,290,375

Net Asset Value, 42,034.94 units outstanding	$744.39

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF OPERATIONS

Period From July 1, 2015(1) Through November 30, 2015
Investment Income
Distributions and dividends received	$920,914
Less: return of capital on distributions	(854,624)
Distribution and dividend income	66,290
Interest income	226
Total Investment Income	66,516

Expenses
Management fees	136,761
Professional fees	109,378
Administrator fees	22,948
Organizational costs	20,150
Trustees’ fees	18,000
Fund accounting fees	14,122
Custodian fees and expenses	4,378
Registration fees	2,746
Total Expenses	328,483
Less: expense reimbursement by Adviser, net	(134,201)
Net Expenses	194,282
Net Investment Loss	(127,766)

Realized and Unrealized Loss on Investments
Net realized loss on investments	(953,472)
Net change in unrealized depreciation of investments	(8,041,272)
Net Realized and Unrealized Loss on Investments	(8,994,744)
Decrease in Net Assets Resulting from Operations	$(9,122,510)

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENTS OF CHANGES IN NET ASSETS

Period From July 1, 2015(1) Through November 30, 2015

Operations
Net investment loss	$(127,766)
Net realized loss on investments	(953,472)
Net change in unrealized depreciation of investments	(8,041,272)
Net decrease in net assets resulting from operations	(9,122,510)
Dividends and Distributions to Common Unitholders
Net investment income	—
Return of capital	(421,528)
Total dividends and distributions to common unitholders	(421,528)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	40,685,136
Distribution reinvestments	149,277
Net increase in net assets from capital share transactions	40,834,413
Total increase in net assets	31,290,375
Net Assets
Beginning of period	—
End of period	$31,290,375
Accumulated net investment income at the end of the period	$(127,766)

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF CASH FLOWS

Period From July 1, 2015(1) Through November 30, 2015
OPERATING ACTIVITIES

Decrease in Net Assets Resulting from Operations	$(9,122,510)
Adjustments to reconcile decrease in net assets resulting from operations to net cash used in operating activities
Net realized loss on sales of investments	953,472
Net change in unrealized depreciation of investments	8,041,272
Return of capital on distributions	854,624
Purchases of investments in securities	(9,736,679)
Proceeds from sales of investments in securities	3,837,226
Net purchases of short-term investments	(1,690,223)
Changes in operating assets and liabilities
Receivable from Adviser	(31,229)
Accrued expenses	115,570
Net cash used in operating activities	(6,778,477)
FINANCING ACTIVITIES
Proceeds from issuance of units, net of contributed securities	7,050,728
Distributions paid	(272,251)
Net cash provided by financing activities	6,778,477
CHANGE IN CASH	—

CASH:
Beginning of period	—
End of period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$149,277
Contribution of securities, at fair value (cost $27,034,944)	$33,634,408

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
FINANCIAL HIGHLIGHTS

	Period From July 1, 2015 (1) through November 30, 2015

Per Unit Data (2)
Net Asset Value, beginning of period	$1,000.00
Income from Investment Operations:
Net investment loss	(3.38)
Net realized and unrealized loss on investments	(240.06)
Total decrease from investment operations	(243.44)
Less Distributions:
Net investment income	—
Return of capital	(12.17)
Total distributions to common stockholders	(12.17)
Net Asset Value, end of period	$744.39
Total Investment Return (3)	(24.3	)%(4)
Supplemental Data and Ratios
Net assets, end of period	$31,290,375

Ratio of expenses to average net assets before waiver (5)	2.5%

Ratio of expenses to average net assets after waiver (5)	1.5%

Ratio of net investment loss to average net assets before waiver (5)	(2.0)%

Ratio of net investment loss to average net assets after waiver (5)	(1.0)%

Portfolio turnover rate	12.63	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a unit outstanding for the entire period.
(3)	Individual returns and ratios may vary based on the timing of capital transaction
(4)	Not annualized.
(5)	All income and expenses are annualized for periods less than one full year.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

1.	Organization
The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Master Fund commenced operations on July 1, 2015. The Master Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.

The Cushing® MLP Infrastructure Fund I (the “Feeder Fund I”), was organized as a Delaware statutory trust and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  Feeder Fund I commenced operations on March 1, 2010.  The Feeder Fund I’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and does so by investing substantially all of its investable assets in the Master Fund.

The Cushing® MLP Infrastructure Fund II (the “Feeder Fund II”, together with the “Feeder Fund I” the “Feeder Funds”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Feeder Fund II’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and does so by investing substantially all of its assets in the Master Fund.

The Master Fund and Feeder Funds are managed by Cushing® Asset Management, LP (the “Adviser”).

2.	Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Master Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Master Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time.  The valuation of the portfolio securities of the Master Fund currently includes the following processes:

(i)           The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”).  Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior trading day may be used.

(ii)          The Master Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis.  Distributions and dividends (collectively referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Master Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income,  capital gains and return of capital.  For financial statement purposes, the Master Fund uses return of capital and income estimates to determine the dividend income received from MLP Distributions. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Master Fund.

The Master Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal period ended November 30, 2015, the Master Fund has estimated approximately 93% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

E.  Distributions to Unitholders
Distributions to unitholders are recorded on the ex-dividend date.  The character of Distributions to unitholders are comprised of 100 percent return of capital.

F. Federal Income Taxation
The Master Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Master Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Master Fund’s income or loss on their income tax returns.  The Master Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Master Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Master Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Master Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2015.  The Master Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Master Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments.  The tax basis of the Master Fund’s investments as of November 30, 2015 was $32,816,524 and net unrealized depreciation was $1,441,808 (gross unrealized appreciation $3,703,616; gross unrealized depreciation $5,145,424).

G. Cash Flow Information
The Master Fund makes Distributions from investments, which include the amount received as cash Distributions from MLPs. common stock dividends and the Master Fund.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications
Under the Master Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund.  In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties.  The Master Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur.

3.	Concentrations of Risk
The Master Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Master Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Master Fund’s securities transactions, money balances, and security positions are transacted with the Master Fund’s custodian, U.S. Bank, N.A.  The Master Fund is subject to credit  risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial conditions of such brokers.

4.	Agreements and Related Party Transactions
The Master Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Master Fund pays the Adviser a management fee, payable monthly in arrears, equal to 0.083% (1.0% per annum) of the net assets of the Master Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Master Fund.

The Adviser agreed to waive a portion of its management fee and reimburse Master Fund expenses such that Master Fund operating expenses would not exceed 1.50% of the Master Fund’s net assets through September 1, 2016.  For the fiscal period ended November 30, 2015, the Adviser earned $136,761 in advisory fees and waived fees and reimbursed Master Fund expenses in the amount of $134,201.

Waived fees and reimbursed Master Fund expenses, including prior year expenses, are subject to potential recovery by year of expiration.  The Adviser’s waived fees and reimbursed expenses that are subject to potential recovery are as follows:

			Amount Subject
	Amount	Amount	to Potential
Fiscal Year Incurred	Reimbursed	Recouped	Recovery	Expiration Date
November 30, 2015	$134,201	$—	$134,201	November 30, 2018

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Master Fund’s Board of Trustees.

U.S. Bancorp Fund Services, LLC serves as the Master Fund’s administrator and transfer agent.  The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100 million of the Master Fund’s net assets, 0.05% on the next $200 million of net assets and 0.04% on the balance of the Master Fund’s net assets above $300 million, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Master Fund’s custodian.  The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Master Fund’s average daily market value, with a minimum annual fee of $4,800.

Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., serves as the Fund’s distributor.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
			Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
	Fair Value as of	Identical Assets	Inputs	Inputs
Description	November 30, 2015	(Level 1)	(Level 2)	(Level 3)
Assets
Equity Securities
Common Stock	$1,428,342	$1,428,342	$—	$—
Master Limited
Partnerships and Related Companies(a)	28,256,151	28,256,151	—	—
Total Equity Securities	29,684,493	29,684,493	—	—
Other
Short-Term
Investments	1,690,223	1,690,223	—	—
Total Other	1,690,223	1,690,223	—	—
Total Assets	$31,374,716	$31,374,716	$—	$—
(a)	All other industry classifications are identified in the Schedule of Investments. The Master Fund did not hold Level 3 investments at any time during the fiscal period ended November 30, 2015.

During the fiscal period ended November 30, 2015, the Master Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the fiscal period ended November 30, 2015, the Master Fund purchased (at cost) and sold securities (proceeds) in the amount of $9,736,679 and $3,837,226 (excluding short-term securities), respectively.

7.	Unit Transactions
Units of beneficial interest (“Units”) of the Master Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Master Fund’s confidential offering memorandum.  The Master Fund generally offers Units on the first business day of each month.  As of November 30, 2015, the Master Fund had 42,034.94 Units outstanding.

The Master Fund generally intends to pay Distributions quarterly, in such amounts as may be determined from time to time by the Master Fund’s Board of Trustees.  Unless a unitholder elects otherwise, Distributions, if any, will be automatically reinvested in additional Units in the Master Fund.  For the fiscal period ended November 30, 2015, the Master Fund issued 168.20 units through its dividend reinvestment plan.

As of November 30, 2015, the Feeder Fund I and Feeder Fund II owned 99.87% and 0.13% of the outstanding shares of the Master Fund, respectively.

8.	Subsequent Events
The financial statements were approved by the Board of Trustees and available for issuance on January 29, 2016.  Subsequent events have been evaluated through this date.

From December 1, 2015 through January 29, 2016, the Master Fund accepted additional subscriptions of $1,670,000.  On January 13, 2016, the Master Fund commenced a tender offer to repurchase up to 40% of the Master Fund’s outstanding units as of January 31, 2016.

On December 3, 2015, the Master Fund issued 220.59 units through its dividend reinvestment plan.

Report of Independent Registered Public Accounting Firm

To the Unitholders and Board of Trustees of
The Cushing®MLP Infrastructure Master Fund :

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cushing® MLP Infrastructure Master Fund (the “Master Fund”) as of November 30, 2015, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the period July 1, 2015 through November 30, 2015. The financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing® MLP Infrastructure Master Fund, as of November 30, 2015, the results of its operations, changes in net assets, cash flows, and financial highlights for the period July 1, 2015 through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas
January 29, 2016

The Cushing® MLP Infrastructure Master Fund
ADDITIONAL INFORMATION (Unaudited)
November 30, 2015

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Master Fund under the amended rule, the Master Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions.  The Master Fund and the Adviser do not believe that complying with the amended rule will limit the Master Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Master Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. During the fiscal period ended November 30, 2015, the aggregate compensation paid by the Master Fund to each independent trustee was $4,000.  The Master Fund did not pay any special compensation to any of its trustees or officers.  The Master Fund continuously monitors standard industry practices and this policy is subject to change.  The Master Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Master Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Master Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Master Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Master Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Master Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Master Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Master Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Master Fund’s Form N-Q and statement of additional information will be available without charge by visiting the SEC’s Web site at www.sec.gov.  In addition, you may review and copy the Master Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Master Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Master Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Master Fund’s other stockholders or the Master Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Master Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Master Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

The Cushing® MLP Infrastructure Master Fund
Board Approval of Investment Management Agreement (Unaudited)
November 30, 2015

On May 21, 2015, the Board of Trustees of The Cushing® MLP Infrastructure Master Fund (the “Master Fund”) (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Master Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Master Fund (the “Independent Trustees”).  The Board of Trustees is responsible for the oversight of the operations of the Master Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies.  The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.  Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser.  The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement.  Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Master Fund under the Agreement.  The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser.  The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Master Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Master Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Master Fund and the extent of the resources devoted to research and analysis of the Master Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s conflict of interest policies, insider trading policies and procedures and its Code of Ethics.  The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Master Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Master Fund.

The Board of Trustees considered the information they received comparing the Master Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds determined by the Adviser; and (b) other accounts or vehicles managed by the Adviser.  Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that although the peer group was of limited utility because of the significant differences between the Master Fund and the other funds in the peer group, the Master Fund’s proposed management fee and total expense ratio were significantly below the peer group median, and the proposed management fee was identical to the current management fee for The Cushing® MLP Infrastructure Master Fund, which was expected to be converted to a “feeder fund” that would invest substantially all of its investable assets in the Master Fund.  The Board noted that under the proposed master/feeder structure, the feeder funds would not pay a management fee to the Adviser. The Board of Trustees also concluded that the fees charged by the Adviser to each fund relative to comparable accounts of the Adviser employing similar strategies were reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser, and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of The Cushing® MLP Infrastructure Fund throughout the year.  The Board of Trustees reviewed performance information comparing the performance of The Cushing® MLP Infrastructure Fund against benchmark indices and its peer group.  The Board of Trustees noted that The Cushing® MLP Infrastructure Fund had outperformed its benchmark index, with significant outperformance in the 1-year and 3-year periods, and the proposed strategy of the Fund would be identical to the current strategy of The Cushing® MLP Infrastructure Fund.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable by The Cushing® MLP Infrastructure Fund.   The Board noted that under the proposed master/feeder structure, the feeder funds would not pay a management fee to the Adviser. The Board of Trustees considered the profits that could be anticipated to be realized by the Adviser in connection with the operation of the Master Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Master Fund is not unreasonable to the Master Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Master Fund had been or would be passed along to the shareholders under the Agreement.  The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Master Fund, including soft dollar arrangements or other so called “fall-out benefits.”  The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Master Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement.  The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement.  On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement.  It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Master Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Infrastructure Master Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2015

Set forth below is information with respect to each of the Trustees and executive officers of the Fund and Master Fund, including their principal occupations during the past five years. The business address of the Fund and Master Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Interested Trustees
Jerry V. Swank (1951)(2)	Trustee, Chairman of the Board, President and Chief Executive Officer	Trustee since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	6
E-T Energy Ltd. (2008 - 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)
The “Fund Complex” includes the Fund, Master Fund and each other registered investment company for which the Adviser serves as investment adviser. As of the date hereof, there are six funds, including the Fund and Master Fund, in the Fund Complex.

(2)
Mr. Swank is an “interested person” of the Fund and Master Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund and Master Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010
Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010
General Counsel and Chief Compliance Officer of the Adviser (2010- present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	Portfolio manager of the Adviser (2005 – present). Previously, ran a family office.

John M. Musgrave (1982)	Vice President	Officer since 2013	Vice President and Senior Research Analyst of the Adviser (2007 – present). Previously an investment banker at Citigroup (2005 - 2007) and a research analyst at UBS Investment Bank (2004 – 2005).

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	10,000	13,000
Audit-Related Fees	None	None
Tax Fees	15,000	13,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Elizabeth F. Toudouze and John Musgrave (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer since 2007.	Managing Partner of the Investment Adviser since 2003.

Elizabeth F. Toudouze	Executive Vice President since 2010.	Partner and portfolio manager of the Investment Adviser since 2005.
John Musgrave	Vice President since 2013.	Managing Director and Senior Research Analyst of the Investment Adviser since 2005.

(a)(2)  The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2015:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	9	$2,012,312,024	0	$0
Other pooled investment vehicles	9	$311,224,019	9	$311,224,019
Other accounts	16	$972,543,766	1	$17,393,008
Elizabeth F. Toudouze
Registered investment companies	2	$42,473,490	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	13	$478,174,957	0	$0
John Musgrave
Registered investment companies	2	$42,473,490	0	$0

Other pooled investment vehicles	4	$111,401,792	4	$111,401,792
Other accounts	14	$495,567,965	1	$17,393,008

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment  Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment  Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2015:

Compensation

Messrs. Swank and Musgrave and Ms. Toudouze are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Mr. Musgrave and Ms. Toudouze each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser.  The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Some of the other accounts managed by Messrs. Swank and Musgrave and Ms. Toudouze, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4)  As of November 30, 2015:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$ 500,001 – 1,000,000(1)
Elizabeth F. Toudouze	$100,001-500,000
John Musgrave	None

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2015-06/30/2015*	363.74	$1,002.60	363.74	$13,553,055.00
Month #2 07/01/2015-07/31/2015	0	0	0	0
Month #3 08/01/2015-08/31/2015	0	0	0	0
Month #4 09/01/2015-09/30/2015^	114.64	$812.96	114.64	$13,797,355.00
Month #5 10/01/2015-10/31/2015	0	0	0	0
Month #6 11/01/2015-11/30/2015	0	0	0	0
Total	478.38	$1,815.56	478.38	$27,350,410.00
*The registrant issued a tender offer on April 15, 2015.  The tender offer enabled up to $13,553,055 to be redeemed by shareholders.  The tendered shares were paid out at the June 30, 2015 net asset value per share.
^The registrant issued a tender offer on July 15, 2015.  The tender offer enabled up to $13,797,355 to be redeemed by shareholders.  The tendered shares were paid out at the September 30, 2015 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed February 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Cushing MLP Infrastructure Fund I

By (Signature and Title)*                    /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date                February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date                February 8, 2016

By (Signature and Title)*                    /s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date                February 8, 2016